                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT (NOVEMBER 13, 2002)
                                NOVEMBER 13, 2002


                           RANGE RESOURCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                            0-9592                    34-1312571
----------------------------------------         -----------             -------------------
   (STATE OR OTHER JURISDICTION OF               (COMMISSION                (IRS EMPLOYER
   INCORPORATION OR ORGANIZATION)                FILE NUMBER)            IDENTIFICATION NO.)

           777 MAIN STREET
           FT. WORTH, TEXAS                                                     76102
----------------------------------------                                 -------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                      (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (817) 870-2601

ITEM 9. REGULATION FD DISCLOSURE.

         On November 13, 2002, the Registrant filed a Form 10-Q for the quarter ending September 30, 2002. The filing was accompanied by certifications of the President and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached as Exhibits 99.1 and
99.2 and are hereby furnished pursuant to Item 9.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RANGE RESOURCES CORPORATION


                                            By: /s/ EDDIE M. LEBLANC
                                                -------------------------------
                                                EDDIE M. LEBLANC
                                                CHIEF FINANCIAL OFFICER

Date: November 13, 2002

                                  EXHIBIT INDEX

Exhibit
Number       Item
-------      ----

 99.1        Certification of President, dated November 13, 2002, pursuant to 18
             U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

 99.2 Certification of Chief Financial Officer, dated November 13, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
             906 of the Sarbanes-Oxley Act of 2002.